Exhibit 10.25

AMENDMENT
TO
EQUITY PURCHASE AGREEMENT
This AMENDMENT (this "Amendment") is made as of May 5, 2016 by and between Kodiak Capital Group, LLC, a Delaware limited liability company (the "Investor") and Nutritional High International, Inc., a Canadian company (the "Company").
W I T N E S S E T H.
WHEREAS, the Company and the Investor executed an Equity Purchase Agreement (the "Agreement"), dated as of December 23, 2015. Pursuant to the Agreement, the Investor committed to purchase up to $1,000,000 of the Company's common stock over a period until the earlier of (i) the date on which the Investor shall have purchased put shares pursuant to the Agreement for an aggregate purchase price of $1,000,000, or (ii) December 31, 2016;
WHEREAS, for value received, the parties agree to amend the Agreement as follows.
NOW, THEREFORE, the parties agree to:
1.	Section 2.2(c) shall be deleted in its entirety and replaced with the following:

"(c) FLOOR PRICE. If during the Valuation Period, the Company delivers a Put Notice and the
Purchase Price is below $0.05 CAD, the Investor may elect to purchase all, or any portion thereof, of the Put Shares for $0.05 CAD. The Company, at its sole discretion, may waive the Floor Price. If the Company decides to waive the Floor Price, the Investor is under obligation to purchase the Put Shares pursuant to the Put Notice."

2.	This Amendment, including the validity, interpretation, construction and performance of this Amendment, shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be performed in such State, without regard to such State's conflicts of law principles.

3.	Except as specifically set forth herein, the Agreement and all of its terms and conditions remain in full force and effect, and the Agreement is hereby ratified and confirmed in all respects, except that on or after the date of this Amendment all references in the Agreement to "this Agreement," "hereto," "hereof," "hereunder," or words of like import shall mean the Agreement as amended by this Amendment.

4.	This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. The Agreement, as amended by this Amendment, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

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[SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by the undersigned as of the date first above written.

Nutritional High International Inc.

/"Signed"/ David Posner
By: David Posner
Title: CEO and Director

Kodiak Capital Group, LLC

/"Signed"/ Ryan Hodson
By: Ryan Hodson
Title: Managing Member